Summary Prospectus	July 29, 2022

NASDAQ (Ticker Symbol): WINC

WESTERN ASSET

SHORT DURATION INCOME ETF

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at www.franklintempleton.com/etfliterature. You can also get this information at no cost by calling the fund at 1-877-721-1926 or 1-203-703-6002 or by sending an e-mail request to prospectus@franklintempleton.com, or from your financial intermediary. The fund’s Prospectus and statement of additional information, each dated July  29, 2022 (as may be amended or supplemented from time to time), and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated March 31, 2022, are incorporated by reference into this Summary Prospectus.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

Western Asset Short Duration Income ETF (the “fund”) seeks current income.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may also be subject to additional fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. The management agreement between Legg Mason ETF Investment Trust (the “Trust”) and Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) (the “Management Agreement”) provides that the manager will pay all operating expenses of the fund, except interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to the manager under the Management Agreement. The manager will also pay all subadvisory fees of the fund.

Shareholder fees
(fees paid directly from your investment)
None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.29
Distribution and/or service (12b-1) fees	0.00
Other expenses	None
Total annual fund operating expenses	0.29

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes:

●	You invest $10,000 in the fund for the time periods indicated

●

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Western Asset Short Duration Income ETF	30	94	164	369

2	Western Asset Short Duration Income ETF

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended July 31, 2021, the fund’s portfolio turnover rate was 65% of the average value of its portfolio. During the fiscal period August 1, 2021 to March 31, 2022, the fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets, plus borrowings for investment purposes, in “investment grade” fixed income securities. Corporate debt securities, including notes, bonds, debentures and commercial paper, are fixed income securities usually issued by businesses to finance their operations. These securities may be secured or unsecured, may be issued by U.S. or foreign entities and may carry variable or floating rates of interest. The fund may invest in Rule 144A securities. The fund may also invest in other short-duration fixed-income securities, such as floating rate loans and structured debt and in cash or cash equivalents such as money market securities. Securities in which the fund will invest will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation, or a foreign government or its agencies and instrumentalities.

Although the fund may invest in securities of any maturity, the fund will normally maintain an effective duration, as estimated by the subadviser, of three years or less. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer).

Investment grade securities are those rated by a rating agency at the time of purchase in one of the top four ratings categories (e.g., BBB- or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”)) or, if unrated, are judged by the subadviser to be of comparable credit quality. The fund may also invest up to 15% of its assets in fixed income securities that are below investment grade (e.g., BB+ or lower by S&P or Ba1 or lower by Moody’s). Below investment grade securities are commonly known as “junk bonds” or “high yield securities.”

The fund may also invest up to 15% of its assets in mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”), including collateralized debt obligations (“CDOs”).

The fund may use derivatives, from time to time, in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and/or for other purposes.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a list of the

Western Asset Short Duration Income ETF	3

principal risks of investing in the fund. The descriptions appear in alphabetical order, not order of importance.

Asset class risk. Securities or other assets in the fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Assets under management risk. From time to time, a third party, LMPFA and/or affiliates of LMPFA or the fund may invest in the fund and hold its investment for a period of time in order for the fund to achieve size or scale. There can be no assurance that any such entity will not redeem its investment, that it will not redeem at an inopportune time for the fund or that the size of the fund will be maintained at a level necessary to enable the fund to remain viable. Such redemption may cause the fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, market price, performance, or ability to satisfy redemptions in a timely manner.

Authorized Participant concentration risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. “Authorized Participants” are broker-dealers that are permitted to create and redeem shares directly with the fund and who have entered into agreements with the fund’s distributor. A limited number of institutions act as Authorized Participants in respect of the fund. To the extent that these institutions exit the business or are unable to process creation and/or redemption orders with respect to the fund and no other Authorized Participant steps forward to create or redeem, in either of these cases, fund shares may trade at a premium or discount to net asset value and possibly face trading halts and/or delisting.

Cash transactions risk. Unlike most other ETFs, the fund may effect its creations and redemptions primarily for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the fund to dispose of or sell portfolio investments at an inopportune time to obtain the cash needed to distribute redemption proceeds. This may cause the fund to incur certain costs such as brokerage costs, and to recognize gains or losses that it might not have incurred if it had made a redemption in-kind. As a result, the fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadvisers, Authorized Participants, the relevant listing exchange and/or their service providers

4	Western Asset Short Duration Income ETF

(including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing or redeeming shares or receiving distributions. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund or the manager. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the fund, the manager, the subadvisers, Authorized Participants, the relevant listing exchange and their service providers are subject to the risk of cyber incidents occurring from time to time.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly domestic exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information and political, economic, financial or social instability. In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in certain foreign markets, particularly emerging market countries, and shareholders may have limited legal remedies. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.

The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic and political conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund may be unable or may choose not to hedge its foreign currency exposure.

Western Asset Short Duration Income ETF	5

Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Settlement of trades in these markets can take longer than in other markets and the fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer).

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Their economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Hedging risk. There can be no assurance that the fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the fund engages in will be successful. Hedging transactions involve costs and may reduce gains or result in losses.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). The liquidity of certain assets, particularly of privately-issued and non-investment grade MBS, ABS and CDOs, may be difficult to ascertain and may change over time.

Investment in loans risk. Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in

6	Western Asset Short Duration Income ETF

interest rates (which will increase the cost of the borrower’s debt service). Transactions in loans may settle on a delayed basis. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet the fund’s redemption obligations. Because junior loans are unsecured and subordinated and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Bank loans may not be considered securities and therefore, the fund may not have the protections afforded by U.S. federal securities laws with respect to such investments.

Leverage risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the fund’s securities fall, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk.

The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers

Western Asset Short Duration Income ETF	7

located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected.

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in extreme volatility in the financial markets; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID-19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.

Market trading risk. The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to net asset value.

Absence of active market. Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in fund shares. The absence of an active market for the fund’s shares may contribute to the fund’s shares trading at a premium or discount to net asset value.

Shares of the fund may trade at prices other than net asset value. Shares of the fund trade on stock exchanges at prices at, above or below the fund’s most recent net asset value. The net asset value of the fund is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings. The trading price of the fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for

8	Western Asset Short Duration Income ETF

fund shares and the underlying value of the fund’s portfolio holdings or net asset value. As a result, the trading prices of the fund’s shares may deviate significantly from net asset value during periods of market volatility, including during periods of high redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NET ASSET VALUE.

Mortgage-backed and asset-backed securities risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited, and therefore certain asset-backed securities present a heightened level of risk.

National closed market trading risk. Where the underlying securities held by the fund trade on foreign exchanges that are closed when the securities exchange on which the fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security (i.e., during the fund’s domestic trading day) and the last quoted price for the underlying security (i.e., the fund’s quote from the closed foreign market), which in turn could lead to a difference between the price at which the fund has valued the security and the value of the underlying security. This could also result in premiums or discounts to the fund’s net asset value that may be greater than those experienced by other ETFs.

Portfolio management risk. The value of your investment may decrease if the subadvisers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadvisers. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadvisers and could have an adverse effect on the value or performance of the fund. Furthermore, the implementation of the fund’s investment strategies is subject to a number of constraints, which could also adversely affect the fund’s value or performance.

Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.

Western Asset Short Duration Income ETF	9

Privately placed securities risk. Investments in privately placed securities involve additional risks, including that the issuers of such securities are not typically subject to the same disclosure and other regulatory requirements and oversight to which public issuers are subject, there may be very little public information available about the issuers and they may be subject to restrictions on transfer and may have limited or no liquidity.

Small fund risk. When the fund’s size is small, the fund may experience low trading volume and wide bid/ask spreads. In addition, the fund may face the risk of being delisted if the fund does not meet certain conditions of the listing exchange. If the fund does not attract additional assets, the fund’s expenses will continue to be spread over a small asset base.

Trading issues risk. Trading in fund shares on NASDAQ may be halted in certain circumstances. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of the fund will continue to be met.

U.S. government securities risk. The fund may hold U.S. government securities that are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. In addition, the events surrounding the U.S. federal government debt ceiling and any resulting agreement (and similar political, economic and other developments) could adversely affect the fund’s ability to achieve its investment objective. For example, a downgrade of the long-term sovereign credit rating of the U.S. could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the fund and the fund itself.

In the past, the values of U.S. Government securities have been affected substantially by increased demand for them around the world. Changes in the demand for U.S. Government securities may occur at any time and may result in increased volatility in the values of those securities.

Valuation risk. The sales price the fund could receive upon the sale of any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Authorized Participants who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involve subjective judgment.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

10	Western Asset Short Duration Income ETF

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The table shows the average annual total returns of the fund and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/etfproducts (select fund), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Best Quarter (06/30/2020): 11.73    Worst Quarter (03/31/2020): (10.96)

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2022, was (7.56)

Average annual total returns (%)
(for periods ended December 31, 2021)
	1 year	Since inception	Inception date
Return before taxes	0.43	4.56	02/07/2019
Return after taxes on distributions	(0.36)	3.14
Return after taxes on distributions and sale of fund shares	0.26	2.88
Bloomberg U.S. Corporate 1-5 Year Index (reflects no deduction for fees, expenses or taxes)	(0.47)	3.62

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: Western Asset Management Company, LLC (“Western Asset”)

Western Asset Short Duration Income ETF	11

Sub-subadvisers: Western Asset Management Company Limited in London (“Western Asset London”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Ltd in Japan (“Western Asset Japan”). References to the “subadviser” include the subadviser and each applicable sub-subadviser.

Investment professionals: Primary responsibility for the day-to-day management of the fund lies with the following investment professionals. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Investment professional	Title	Investment professional of the fund since
S. Kenneth Leech	Chief Investment Officer	2019
Michael C. Buchanan	Deputy Chief Investment Officer	2019
Ryan K. Brist	Head of Global Investment Grade Credit and Portfolio Manager	2019
Dan Alexander	Portfolio Manager	September 2021
Kurt D. Halvorson	Portfolio Manager	2019
Blanton Y. Keh	Portfolio Manager	2019

Purchase and sale of fund shares

The fund is an actively managed exchange-traded fund (“ETF”). Individual shares of the fund are listed on a national securities exchange and are redeemable only by Authorized Participants in aggregated blocks of shares or multiples thereof (“Creation Units”).

Individual shares of the fund may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value, fund shares may trade at a price greater than net asset value (a premium) or less than net asset value (a discount).

When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the “bid-ask spread”).

The fund will only issue or redeem Creation Units to Authorized Participants who have entered into agreements with the fund’s distributor. The fund generally will issue or redeem Creation Units in return for a specified amount of cash totaling the net asset value of the Creation Units.

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You may access recent information, including information on the fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, on the fund’s website at www.franklintempleton.com/etfproducts.

Tax information

The fund’s distributions are generally taxable and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed when withdrawn from such tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), LMPFA or other related companies pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Western Asset Short Duration Income ETF	13

Franklin Distributors, LLC 100 International Drive Baltimore, MD 21202 franklintempleton.com Western Asset Short Duration Income ETF

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Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103 Telephone 215.564.8000 Fax 215.564.8120 www.stradley.com

July 28, 2022

Filed via EDGAR (CIK # 0001645194)

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

RE:	Legg Mason ETF Investment Trust

(Filing relates to ClearBridge All Cap Growth ESG ETF, ClearBridge Dividend Strategy ESG ETF, ClearBridge Large Cap Growth ESG ETF, Franklin International Low Volatility High Dividend Index ETF, Franklin U.S. Low Volatility High Dividend Index ETF, Royce Quant Small-Cap Quality Value ETF, Western Asset Short Duration Income ETF and Western Asset Total Return ETF (the “Funds”))

File Nos. 333-206784 and 811-23096

Dear Sir or Madam:

On behalf of Legg Mason ETF Investment Trust, we are hereby filing, pursuant to the requirements of Rule 497(k), a summary prospectus for each of the Funds.

Please direct any questions or comments relating to this filing to me at (215) 564-8521.

Sincerely,

/s/ J. Stephen Feinour, Jr.
J. Stephen Feinour, Jr., Esq.